UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2010

Patient Portal Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-107826	02-0656132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

8276 Willett Parkway, Baldwinsville, NY 13027
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code:  (315) 638-6708

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

 On August 12, 2010 Patient Portal Technologies, Inc. issued a press release announcing financial results for the second quarter of fiscal year ended December 31, 2010. The entire text of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 2.02                      FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1           Patient Portal Technologies, Inc. Press Release dated August 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 12, 2010
By:	/s/ Kevin Kelly
Kevin Kelly
CEO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Patient Portal Technologies, Inc. Press Release dated August 12, 2010